UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 22, 2026 (January 20, 2026)

SYNTEC OPTICS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41034	87-0816957
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

515 Lee Rd.

Rochester, NY 14606

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:

(585) 768-2513

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	OPTX	The Nasdaq Capital Market
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	OPTXW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On January 20, 2026, Syntec Optics Holdings, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Meeting”). The matters voted on at the Meeting were: (i) the election of two directors to the Board of Directors to hold office until the 2028 annual meeting of stockholders; (ii) ratification of the appointment of CBIZ, Inc. as our independent registered public accounting firm for the fiscal year ending December 31, 2025; (iii) approval of the grant of Restricted Stock Units (RSUs) pursuant to Section 6 of the 2023 Equity Incentive Plan, (iv) amendment to the Second Amended and Restated Certificate of Incorporation., and (v) consider any other business that may properly come before the meeting or any adjournment or postponement thereof.

The voting results for each item of business voted upon at the Meeting were as follows:

Votable Shares: 36,920,226

1.	The votes cast with respect to the proposal to elect the following Class II directors, Wally Bishop and Albert A. Manzone, as directors of the Company to hold office until the 2028 annual meeting and until his or her successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal, were as follows:

	For	Withhold
Wally Bishop	31,398,541	213,518
Albert A. Manzone	31,514,689	97,370

The stockholders elected each nominee to serve as a Class II director of the Company.

2.	The votes cast with respect to the proposal to ratify the appointment of CBIZ, Inc. as our independent registered public accounting firm for the fiscal year ending December 31, 2025, were as follows:

For	Against	Abstain
32,583,955	180,067	9,418

The stockholders approved the proposal to ratify the appointment of CBIZ, Inc. as our independent registered public accounting firm.

3.	The votes cast with respect to the proposal to approve the grant of Restricted Stock Units (RSUs) pursuant to Section 6 of the 2023 Equity Incentive Plan, were as follows:

For	Against	Abstain
31,495,469	113,996	2,594

The stockholders approved the proposal to grant RSUs.

4.	The votes cast with respect to the proposal to amend the Second Amended and Restated Certificate of Incorporation, were as follows:

For	Against	Abstain
31,154,992	452,777	4,289

The stockholders approved the proposal to amend the Second Amended and Restated Certificate of Incorporation.

5.	The votes cast with respect to the proposal to consider any other business that may properly come before the meeting or any adjournment or postponement thereof, were as follows:

For	Against	Abstain
31,437,144	456,852	4,446

The stockholders approved the proposal to consider any other business that may properly come before the meeting or any adjournment or postponement thereof.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 22, 2026

Syntec Optics Holdings, Inc.

By:	/s/ Al Kapoor
Name:	Al Kapoor
Title:	Chairman and Chief Executive Officer